Exhibit 13.1

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Special Report of Jyong Biotech Ltd. (the “Company”) on Form 20-F for the year ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Special Report”), the undersigned, Fu-Feng Kuo, Chief Executive Officer of the Company, and Alfred Ying, Chief Financial Officer of the Company, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Special Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Special Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: June 30, 2025

By:	/s/ Fu-Feng Kuo
	Name:	Fu-Feng Kuo
	Title:	Chief Executive Officer

Date: June 30, 2025

By:	/s/ Alfred Ying
	Name:	Alfred Ying
	Title:	Chief Financial Officer